Doral Financial Corporation Q3 2013 Investor Presentation November 5, 2013 Exhibit 99.2

Disclaimer

This presentation may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995 (the
“PSLRA”).  These include comments with respect to our objectives and strategies, and the results of our operations and our business. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts.
They often include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.” We intend these forward-looking statements to be covered by the safe harbor provisions of the PSLRA.
Forward-looking statements provide our expectations or predictions of future conditions, events or results. They are, by their nature, subject to risks and uncertainties. They are not guarantees of future performance, and actual results may differ materially.
By their nature, these forward-looking statements involve numerous assumptions and uncertainties, both general and specific, including those discussed in Doral Financial Corporation’s 2012 Annual Report on Form 10-K and other filings we make with the
Securities and Exchange Commission. Risk factors and uncertainties that could cause the Company's actual results to differ materially from those described in forward-looking statements can be found in the Company's 2012 Annual Report on Form 10-K, which is available in the Company's website at , as they may be updated from time to time in the
Company’s periodic and other reports filed with the Securities and Exchange Commission.
The statements in this presentation speak only as of the date they are made. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements were made, other than as required by law, including requirements of applicable securities laws.
www.doralfinancial.com

Q3 2013 Results

Q3 results showed improvement versus Q2 2013; capital remains in excess of regulatory requirements
Puerto Rico’s economic recession expected to continue
Doral Recovery strategy is producing benefits
o
NPAs remained flat over the quarter -- NPLs up 4MM; OREO down $6MM
o
Commercial NPAs fell by $20MM on strong collections and restructuring activity
US platform continues to fuel growth
o
Loans increased to $2.7B on $439MM of loan production during Q3
o
Retail deposits increased $250MM to $1.5B
o
Net Loss $(7.5)MM
o
Pre-Tax, Pre-Credit Provision Income $7.9MM
o
Provisions $16.4MM
o
Net Interest Margin 303bps
o
Book Value per Share $66.55
o
Tier-1 Leverage Ratio (Doral Bank) 8.3%
o
Total Risk-Based Capital (Doral Bank) 12.3%

Doral Financial Corporation Profile

Company Overview
$8.6B Asset PR Mortgage & US Commercial Bank
Capital Ratios continue to exceed regulatory requirements:
o
Tier-1 Leverage Ratio (DFC): 8.7%
o
Total Risk-Based Capital Ratio (DFC):  12.1%
Book Value of $66.55 per share
o
A valuation allowance against Doral’s remaining deferred
tax asset represents an additional $ 44.79 per share ($297.9MM)
Doral operates two segments:
1. Doral Growth : Profitable Mortgage & Commercial Bank
o
PR Growth: Mortgage & Retail Bank
o
US:  Commercial & Retail Bank
2. Doral Recovery: Puerto Rico Special Servicing Portfolio
o
PR Residential Mortgage & OREO
o
PR Commercial Loans & OREO
Loan Portfolio Composition ($6.8B)
Doral Growth
(73%)
Doral Recovery
(27%)
Loan Portfolio $ MM
Loan Category Growth Recovery Total
Residential $2,260 $1,071 $3,331
CRE 701 477 1,178
C&I 1,527 111 1,638
Construction & Land 448 136 584
Consumer / Other 20 - 20
Total $4,956 $1,795 $6,751

Doral Operating Segments
Two Operating Segments:  Profitable, High Margin Bank & Special Servicing Group
Puerto Rico Mortgage & Retail Banking
o
$2.2B Residential Mortgage Portfolio
o
#2 Mortgage Originator in Puerto Rico
o
A $11.2B Mortgage Servicer
o
$1.6B of deposits
US Commercial & Retail Banking
o
$2.7B High NIM Specialty Commercial Lender
o
8  branches with $1.5B of deposits
61% of Loans are Performing.
$1.1B of Puerto Rico Residential Mortgages
o
TDRs and Defaulted Loans (180 days past due)
o
63% of loans are Performing
$0.7B of Puerto Rico Commercial Loans
o
CRE, Small Business and Construction & Land
o
58% of loans are Performing
$0.1B of OREO & Other
Puerto Rico Loans
(33%)
US Loans
(40%)
PR OREO & Other
(7%)
Cash & Securities
(16%)
PR Commercial
(38%)
PR Residential Mortgage
(59%)
Taxes & Other
(11%)
Doral Growth:  Profitable Mortgage & Commercial Bank
Doral Recovery: Puerto Rico Special Servicing Portfolio

Q3 Results
Net Loss ($MM) 3Q ’13
Net Interest Income $57.6
Non Interest Income 18.7
Total Net Revenue 76.3
Non-Interest Expense 68.4
Pre-Tax, Pre-Provision Income 7.9
Credit Provision 16.4
Pre-Tax Income (8.5)
Tax Expense (Benefit) (1.0)
Reported Net Loss $(7.5)
Ratios:
NIM (bps) 303
Average Assets $8,532
Improved Net Loss by $3MM vs. Q2’13
NIM returned to above 300 bps
Slow mortgage market continues to weigh on Non-
Interest Income
Significant improvement in Non-Interest Expense.
Credit Provisions largely driven by changes in
asset values / re-appraisals:
Tax Benefit reflects changes to the legislation in
PR.
(Tax rate increased from 30% to 39%, positively
impacting the Deferred Tax Assets)
6
$MM Growth Recovery Total
Residential $1.7 $9.3 $11.0
Commercial $1.5 $3.9 $5.4
Total $3.2 $13.2 $16.4
o
$144MM of production in Q3, 30% lower than Q2
o
Continue to see strong gains on sale (average 3.76%)
o
Fair Value Assets showed stability during the quarter.

Overview
Doral Growth

Segment Results
1
Doral Growth generated $12MM in Pre-Tax Income
NIM remained strong at 325 bps
Non-Interest Income continues to suffer from a soft
mortgage market in Puerto Rico
Non-Interest Expense includes $3MM benefit related
to a PR housing tax credit
Continued strong US growth
($MM) 3Q 13
Net Interest Income $47.0
Non Interest Income 18.7
Total Net Revenue 65.7
Non-Interest Expense 50.5
Pre-Tax, Pre-Provision Income 15.2
Credit Provision 3.2
Pre-Tax Income $12.0
Ratios:
NIM (bps) 325
Efficiency Ratio 77%
Average Assets $6,647
Pre-Tax ROAA 0.7%
Loan Portfolio
$ MM
Loan Category PR US Total
Residential $2,249 $11 $2,260
CRE - 701 701
C&I 13 1,514 1,527
Construction & Land - 448 448
Consumer / Other 20 - 20
Total $2,281 $2,675 $4,956
1
Includes Allocation of Administrative Expenses ( Corporate and Treasury)
-- for additional details see exhibit B)
o
o
Loan originations of $439MM driving loans to $2.7B
Retail deposits grew by $250MM to $1.5B

Segment Results
1
Doral Recovery
8
($MM) 3Q 13
Net Interest Income $10.6
Non Interest Income 0.0
Total Net Revenue 10.6
Non-Interest Expense 17.9
Pre-Tax, Pre-Provision Income (7.3)
Credit Provision 13.2
Pre-Tax Income $(20.5)
Ratios:
NIM (bps) 232
Average Assets $1,884
Non-Performing Loans $649
NPL % 38.7%
Overview
Net Loss improved by $2M versus Q2
Commercial NPAs fell by $20MM
61% of Recovery Loans are Performing
o
63% of Residential loans are performing
o
58% of Commercial loans are performing
$ MM
Loan Category Total NPL % NPL
Residential $996.2 $365.3 36.6%
Commercial Real Estate 434.9 184.2 42.3%
Commercial 111.3 3.4 3.0%
Land & Construction 135.6 96.5 71.2%
Total $1,678.0 $649.4 38.7%
2
Excludes Loans HFS
1 Includes Allocation of Administrative Expenses ( Corporate and Treasury)
-- for additional details see exhibit B)
Loan Portfolio
2

Asset Quality

1
Excludes Loans Held for Sale & FHA / VA Loans
2
UPB- Partial Charge Offs
3
Adjusted Coverage ratio, (ALLL+Partial Charge Offs)/UPB
NPAs down $2MM; Recovery efforts driving continued reduction in Commercial NPAs
NPL:  Adjusted Coverage Ratios
1
$ MM UPB
Partial Charge-Offs,
Deferred Fees and
Discounts
Recorded
Investment
2
ALLL
ALLL + Partial
Charge-Offs
Adjusted
Coverage
Ratio 3
Residential 508.3 77.3 431.0 80.5 157.8 31.0%
Commercial 415.4 128.9 286.5 32.8 161.7 38.9%
Total $923.7 $206.2 $717.4 $113.3 $319.5 34.6%
NPL Adjusted Coverage Ratio maintained at 35%
NPL & NPA:  Q2 vs. Q3
NPL NPA
$ MM Q2 Q3 Change Q2 Q3 Change
Residential 409.7 431.0 21.3 527.1 544.4 17.3
Commercial 303.7 286.5 (17.2) 350.4 330.9 (19.5)
Total $713.4 $717.4 $4.1 $877.5 $875.3 $(2.2)
1

Executive Summary
Third Quarter demonstrated improved financial performance
US platform continues profitable growth – now  represents 40% of loans and 47% of retail deposits
Opportunity for further NIM expansion as ~$500MM of liabilities with an average cost of 2.6%
mature over the next six months.
Capital ratios remain in excess of regulatory requirements
Doral Growth delivered $12MM of profits -- earnings are up $5MM from Q2
Doral Recovery continues to deliver strong results -- earnings are up while NPAs are down

Investor Relations Contact and Conference Replay Details

Investor Relations:
Christopher Poulton – Executive Vice President
212 / 329-3794
christopher.poulton@doralfinancial.com
Media:
Lucienne Gigante – SVP Public Relations
787 / 474-6298
lucienne.gigante@doralbank.com
Conference Call:
2.00 PM EST  November 5, 2013
(800) 230-1093 or (612) 288-0329
Conference Call Replay:
November 5, 2013 – December 5, 2013
(800) 475-6701 or (320) 365-3844
Replay Code:  306281

Exhibits

Exhibit A – Financial Summary

($ MM) 30-Sep-13 30-June-13 31-Mar-13 31-Dec-12 30-Sep-12
Income Statement
Net Interest Income 57.6 50.5 60.7 56.8 56.2
Provision for Credit Losses 16.4 5.5 18.7 21.3 34.4
NII After Provisions 41.2 45.0 42.0 35.5 21.8
Non-Interest Income 18.6 16.8 24.4 29.1 19.7
Non-Interest Expense 68.4 73.9 74.9 86.5 73.5
Pre-Tax Income (8.5) (12.1) (8.5) (21.9) (32.0)
Taxes (1.0) (1.8) 3.9 (50.2) 0.5
Net Income (7.5) (10.4) (12.4) 28.3 (32.5)
Pre-Tax Pre-Provision Income 7.9 (6.6) 10.2 (0.6) 2.4
Balance Sheet
Total Gross Loans (incl. HFS) $6,751 $6,705 $6,614 $6,613 $6,611
Loan Loss Reserves 113 112 125 135 146
Total Deposits 4,980 4,972 4,783 4,629 4,614
Total Assets 8,570 8,521 8,369 8,479 8,371
Profitability Metrics
Net Interest Margin 3.03% 2.70% 3.31% 2.97% 2.95%
Capital & Credit Ratios
NPL / Loans 11.1% 11.6% 12.6% 12.2% 11.5%
Leverage Ratio 8.67% 8.98% 9.26% 9.39% 9.32%
1
Excludes Loans Held for Sale and Residential loans guaranteed by FHA / VA
1

($ MM) PR US Doral Growth 1 Recovery Corporate Treasury Total
Income Statement
Net Interest Income $21.0 $26.5 $47.5 $10.6 $(0.1) $(0.4) $57.6
Non-Interest Income 17.4 1.4 18.8 0.0 0.0 (0.1) 18.6
Total Net Revenue 38.4 27.9 66.3 10.6 (0.1) (0.5) 76.3
Non-Interest Expense 29.4 13.3 42.7 16.7 7.9 1.2 68.4
Pre-Tax , Pre Provision Income 9.0 14.6 23.6 (6.0) (8.0) (1.7) 7.9
Credit Provision 1.6 1.5 3.2 13.1 0.0 0.0 16.4
Pre-Tax Income $7.4 $13.1 $20.4 $(19.3) $(8.0) $(1.7) $(8.5)
Allocation of Corporate & Treasury
Adjusted Revenue (0.6) 0.0 0.1 0.5 0.0
Adjusted Non Interest Expense 7.9 1.2 (7.9) (1.2) 0.0
Adjusted Pre-Tax Income $11.9 $(20.4) $0.0 $0.0 $(8.5)
Exhibit B – Segment Reconciliation
1 Doral Growth is the sum of PR and US Segments